UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 22, 2011

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Seventh Avenue,

New York, New York

10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On June 22, 2011, Comverse Technology, Inc. (the “Company”) issued a press release providing selected financial information for the three months ended April 30, 2011. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in its entirety herein.

In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01	Other Events

On June 22, 2011, the Company announced that it will hold its annual meeting of shareholders (the “Annual Meeting”) on November 16, 2011, beginning at 10:00 a.m. at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153. The Company’s shareholders of record at the close of business on September 19, 2011 will be entitled to notice of the annual meeting and to vote upon matters to be considered at the meeting.

In accordance with Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, in order for a shareholder to submit a proposal for inclusion in the Company’s proxy statement for the Annual Meeting, the proposal must be received by the Secretary of the Company at the address set forth below by no later than the close of business on July 14, 2011. Any such proposal(s) must comply with the other requirements of the rules of the Securities and Exchange Commission relating to shareholders’ proposals.

In accordance with the requirements in the Company’s Amended and Restated By-Laws (Article II, Section 6 and Article IV, Section 3), for a shareholder to submit nominations for election to the Company’s Board of Directors and/or propose any other business to the Annual Meeting (other than proposals submitted for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 as described above), a shareholder must provide written notice that is received by the Secretary of the Company at the address set forth below by no later than the close of business on July 5, 2011. Any such notice is required to contain specified information and the shareholder must comply with other requirements as set forth in the Company’s Amended and Restated By-Laws.

The address of the Company’s Corporate Secretary is:

Comverse Technology, Inc.

810 Seventh Avenue

New York, New York 10019

Attention: Corporate Secretary

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Comverse Technology, Inc., dated June 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: June 22, 2011	By:	/s/ Joel E. Legon

Name:	Joel E. Legon
Title:	Senior Vice President and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Comverse Technology, Inc., dated June 22, 2011.

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